Exhibit 99.2

The Priceline Group Inc.
1999 Omnibus Plan
(As Amended and Restated Effective March 2, 2017)

1.    Establishment and Purpose.

The priceline.com Incorporated 1999 Omnibus Plan is hereby amended and restated in its entirety, and renamed to be The Priceline Group Inc. 1999 Omnibus Plan (the “Plan”), effective as of March 2, 2017. The Plan is intended to promote the interests of The Priceline Group Inc. (the “Company”) by providing employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

2.    Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)	“Affiliate” shall mean an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)
“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award. The Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Board, need not be signed by a representative of the Company or a Participant.

(c)	“Award” shall mean any Option, Restricted Stock or Other Stock-Based Award granted under the Plan.

(d)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)
“Cause” shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (iii) the commission by the Participant of a felony; or (iv) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(f), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

(g)	“Change in Control” shall mean the occurrence of any one of the following events, except as otherwise specified in any particular Agreement:

(i)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this Section 2(g)(i) shall not be deemed to be a Change in Control if such event results from the acquisition of Company Voting Securities pursuant to a Non-Qualifying Transaction (as defined in Section 2(g)(iii));

(ii)
individuals who, on the date an Award is granted (the “Grant Date”), constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director subsequent to the Grant Date, whose election or nomination for election was approved (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) by a vote of at least two-thirds of the directors who were, as of the date of such approval, Incumbent Directors, shall be an Incumbent Director; provided, further, that no individual initially appointed, elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving (A) the Company or (B) any of its wholly owned subsidiaries pursuant to which, in the case of this clause (B), Company Voting Securities are issued or issuable (any event described in the immediately preceding clause (A) or (B), a “Reorganization”) or the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (1) more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (x) the Company (or, if the Company ceases to exist, the entity resulting from such Reorganization), or, in the case of a Sale, the entity which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Entity”), or (y) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), (2) no Person is or becomes the Beneficial Owner, directly or indirectly, of 35% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (3) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in (1), (2) and (3) above being deemed to be a “Non-Qualifying Transaction”); or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if any Person becomes the Beneficial Owner, directly or indirectly, of 35% or more of the combined voting power of Company Voting Securities solely as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding, such increased amount shall be deemed not to result in a Change in Control; provided, however, that if such Person subsequently becomes the Beneficial Owner, directly or indirectly, of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities Beneficially Owned by such Person to a percentage equal to or greater than 35, a Change in Control of the Company shall then be deemed to occur.

(h)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(i)
“Committee” shall mean (i) with respect to the application of this Plan to employees and consultants, a committee established by the Board, which committee shall be intended to consist of two or more non-employee directors, each of whom shall be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “outside director” as defined under Section 162(m) of the Code and (ii) with respect to the application of this Plan to Non-Employee Directors, the Board.

(j)	“Company” shall mean The Priceline Group Inc., a corporation organized under the laws of the State of Delaware, or any assign or successor thereto as provided in Section 32 hereof.

(k)	“Director” shall mean a member of the Board.

(l)
“Disability” shall mean: (i) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (ii) when used in connection with the exercise of an Incentive Stock Option following termination of Employment, disability within the meaning of Section 22(e)(3) of the Code, or (iii) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

(m)	“Effective Date” shall mean March 2, 2017.

(n)	“Employment” shall mean the employment, directorship or consultancy of a Participant with the Company, its parent or a Subsidiary.

(o)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p)	“Executive Officer” shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

(q)
“Fair Market Value” of a share of Stock as of a particular date shall mean the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange.

(r)
“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(s)
“Issue Date” shall mean the date established by the Company on which certificates representing Restricted Stock, if issued, shall be issued by the Company or the date when Restricted Stock is transferred pursuant to the terms of Section 8(e).

(t)	“Non-Employee Director” shall mean a member of the Board who is not a current employee of the Company.

(u)	“Non-Qualified Option” shall mean an Option other than an Incentive Stock Option.

(v)	“Option” shall mean an option to purchase a number of shares of Stock granted pursuant to Section 7.

(w)	“Other Stock-Based Award” shall mean an award granted pursuant to Section 9 hereof.

(x)	“Partial Exercise” shall mean an exercise of an Award for less than the full extent permitted at the time of such exercise.

(y)
“Participant” shall mean (i) an employee, consultant or Non-Employee Director of the Company or a Subsidiary to whom an Award is granted hereunder and (ii) any such person’s successors, heirs, executors and administrators, as the case may be, in such capacity.

(z)
“Performance Goals” shall mean performance goals approved by the Committee, which in the case of an Award intended to comply with Section 162(m) of the Code shall be based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings, (v) earnings before interest, taxes, depreciation and/or amortization, (vi) book value per share, (vii) sales or revenues, (viii) operating expenses, (ix) margins, (x) market share, (xi) gross bookings, (xi) hotel/accommodation room nights, or (xii) price appreciation or other measurement of the change in value of a share of Stock. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of, among other things, unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(aa)
“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary, (ii) a trustee or other fiduciary holding securities under an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Stock, or (v) the Participant or any group of persons including the Participant, or any entity controlled by the Participant or any group of persons including the Participant; provided the Participant is an executive officer, director or more than 10% owner of Stock.

(bb)	“Plan” shall mean The Priceline Group Inc. 1999 Omnibus Plan, as amended from time to time.

(cc)	“Restricted Stock” shall mean a share of Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Sections 8(b) and 8(c).

(dd)	“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(ee)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff)	“Stock” shall mean shares of the common stock, par value $.008 per share, of the Company.

(gg)
“Subsidiary” shall mean any corporation, company or other entity in an unbroken chain of corporations (or other entities) beginning with the Company if, at the time of granting of an Award, each of the corporations or other entities (other than the last corporation or other entity in the unbroken chain) owns stock (or other ownership interests) possessing 50% or more of the total combined voting power of all classes of stock (or other ownership interests) in one of the other corporations (or other entities) in the chain.

(hh)	“Vesting Date” shall mean the date established by the Committee on which Restricted Stock may vest.

3.    Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 11,595,833 shares, 9,195,833 of which are shares authorized and available under the Plan prior to June 6, 2013 and 2,400,000 of which are additional shares that were authorized and available as of June 6, 2013 pursuant to the Plan, subject to adjustment as provided herein. No more than 1,250,000 shares of Stock may be awarded in respect of Options, no more than 416,666 shares of Stock may be awarded in respect of Restricted Stock and no more than 833,334 shares of Stock may be awarded in respect of Other Stock-Based Awards to a single individual in any given year during the life of the Plan, which amounts shall be subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Subject to Section 17(b), if any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan and pursuant to the terms of Sections 8(a) and 9.

Notwithstanding anything to the contrary contained herein: (a) shares of Stock tendered in payment of the exercise price of an Option shall not be added to the aggregate plan limit described above; (b) shares of Stock withheld by the Company to satisfy any tax withholding obligations shall not be added to the aggregate plan limit described above; and (c) shares of Stock that are repurchased by the Company with Option proceeds shall not be added to the aggregate plan limit described above.

Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued under this Plan and in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

4.    Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, to the extent permitted by law, delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such duties or powers as it may deem advisable, and the Committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the Committee or such person may have under the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of Employment or otherwise adjust any of the terms of such Option, (b) accelerate the Vesting Date or waive any condition imposed hereunder with respect to any Restricted Stock and (c) otherwise adjust any of the terms applicable to any Award; provided, however, in each case, that in the event of the occurrence of a Change in Control, the provisions of Section 10 hereof shall govern the vesting and exercisability schedule of any Award granted hereunder.

No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility.

Incentive Stock Options shall be granted only to key employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries, who may receive an “incentive stock option” under Section 422 of the Code. All other Awards may be granted to officers, independent contractors, key employees and non-employee directors of the Company or of any of its Subsidiaries and Affiliates.

6.    Awards Under the Plan; Non‑Employee Director Grants

(a) Grants. The Committee may grant Options, Restricted Stock and Other Stock‑Based Awards to Participants in such amounts and on such terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its sole and absolute discretion.

(b) Non‑Employee Director Grants. The Committee may grant Options, Restricted Stock and Other Stock‑Based Awards to Non-Employee Directors in such amounts and on such terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its sole and absolute discretion. If a Non-Employee Director subsequently becomes an employee of the Company while remaining a member of the Board, any Award held under this Plan by such individual at the time of such commencement of Employment will not be affected thereby. Pursuant to this Section 6(b) and pursuant to procedures established by the Committee, Non-Employee Directors may be awarded all or any portion of their annual retainer, meeting fees or other fees in shares of Stock, restricted stock, or other awards under the Plan in lieu of cash.

(c) Agreements. Each Award granted under the Plan shall be evidenced by an Agreement that shall contain such provisions as the Committee may, in its sole and absolute discretion, deem necessary or desirable.

7.    Options.

(a)	Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Option.

(b)
Exercise Price. Each Agreement with respect to an Option shall set forth the exercise price per share of Stock payable by the Participant to the Company upon exercise of the Option. The exercise price per share of Stock shall be determined by the Committee; provided, however, that in no case shall an Option have an exercise price per share of Stock that is less than the Fair Market Value of a share of Stock as of the date on which the Option is granted.

(c)	Term and Exercise of Options.

(i)
Each Agreement with respect to an Option shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Option or installments thereof will become exercisable. A grant of an Option may provide for the earlier exercise of such Option in the event of a Change in Control. The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise and except in the event of a Change in Control, no Option shall be exercisable prior to the first anniversary of the date of grant.

(ii)
An Option may be exercised for all or any portion of the Stock as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $100.00. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)
Each Agreement with respect to an Option shall specify whether the payment for Stock purchased upon the exercise of an Option shall be made by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or by wire transfer of immediately available funds; (B) in Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by such other provision as the Committee may from time to time authorize.

(iv) To the extent permitted by law, any grant of an Option may provide for deferred payment of the exercise price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(v)
Stock purchased upon the exercise of an Option shall be in the name of the Participant or other person entitled to receive such Stock and transferred or delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)	Limitations on Incentive Stock Options.

(i)
To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)
No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) Stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)
Effect of Termination of Employment. If permitted by Section 409A of the Code, in the event that the Employment of a Participant shall terminate on account of death, Disability, retirement, Change in Control, termination without Cause, or other special circumstances (including termination for good reason as determined by the Board), the Board may, in its sole discretion, accelerate the time at which an Option may be exercised. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

8.    Restricted Stock.

(a) Issue Date and Vesting Date. At the time of the grant of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares of Restricted Stock. The Committee may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 8(e). Provided that all conditions to the vesting of Restricted Stock imposed pursuant to Section 8(b) are satisfied, and except as provided in Section 8(g), upon the occurrence of the Vesting Date with respect to Restricted Stock, such Restricted Stock shall vest and the restrictions of Section 8(c) shall lapse. If the vesting conditions are based only on the passage of time, the Vesting Date for the Restricted Stock awarded after June 6, 2013 shall occur at least three years from the date of grant, except that the award may vest ratably during the three-year period and vesting may occur earlier in case of death, Disability, retirement, Change in Control, termination without Cause or other special circumstances (including termination for good reason as determined by the Committee). The Committee may also grant Restricted Stock with vesting conditions that do not meet the requirements set forth in the preceding sentence so long as the aggregate amount of such Restricted Stock awarded under this Plan, when taken together with any Other Stock-Based Awards granted pursuant to the last sentence of Section 9, may not exceed ten (10) percent of the maximum number of additional shares of Stock in the aggregate made available under this amended and restated version of the Plan as specified in Section 3 above.

(b)
Conditions to Vesting. At the time of the grant of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock as it, in its absolute discretion, deems appropriate, including the attainment of Performance Goals.

(c)
Restrictions on Transfer Prior to Vesting. Prior to the vesting of any Restricted Stock, no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock, and all of the rights related thereto, shall be forfeited by the Participant.

(d)
Dividends on Restricted Stock. The Committee in its discretion may require that any dividends or distributions paid on Restricted Stock be subject to the same restrictions as apply to the Restricted Stock and be held in escrow until all restrictions on such Restricted Stock has lapsed.

(e)
Book Entry; Issuance of Certificates. Unless otherwise directed by the Committee, (i) any certificates representing shares of Stock issued, together with the powers relating to the Restricted Stock evidenced by such certificate, shall be held by the Company until all restrictions have lapsed or (ii) all shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

(f)
Consequences of Vesting. Upon the vesting of any Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) shall lapse with respect to such Restricted Stock, and reasonably promptly after any Restricted Stock vests, the Company shall cause the shares of Restricted Stock to be free and clear of any restrictions.

(g)	Effect of Termination of Employment.

(i) Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee’s amendment authority pursuant to Section 4, upon the termination of a Participant’s Employment for any reason other than Cause, any and all Stock to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company.

(ii)
In the event of the termination of a Participant’s Employment for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends or distributions paid on such shares of Stock, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares of Stock.

(h)
Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Participants may be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of Performance Goals with a performance period of at least one year pre-established by the Committee.

9.    Other Stock-Based Awards

Other forms of Awards valued in whole or in part by reference to, or otherwise based on, shares of Stock (“Other Stock-Based Awards”) may be granted either alone or in addition to other Awards under the Plan. Other Stock-Based Awards may include, without limitation, Awards commonly referred to as restricted stock units, deferred shares or deferred share units, performance shares or performance share units, or stock appreciation rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including the attainment of Performance Goals. If the vesting conditions are based only on the passage of time, Other Stock-Based Awards awarded after June 6, 2013 shall vest at least three years from the date of grant, except that the award may vest ratably during the three-year period and vesting may occur earlier in case of death, Disability, retirement, Change in Control, termination without Cause or other special circumstances (including termination for good reason as determined by the Committee). Notwithstanding the foregoing, if the vesting conditions are based on the attainment of Performance Goals, Other Stock-Based Awards shall vest at least one year from the date of grant, except that vesting may occur earlier in case of death, Disability, retirement, Change in Control, termination without Cause, or other special circumstances (including termination for good reason as determined by the Committee). The Committee may also grant Other Stock-Based Awards with vesting conditions that do not meet the requirements set forth in the preceding two sentences so long as the aggregate amount of such Other Stock-Based Awards awarded under this Plan, when taken together with any Restricted Stock granted under this Plan that do not meet the requirements set forth in the fifth sentence of Section 8(a), may not exceed ten (10) percent of the maximum number of additional shares of Stock in the aggregate made available under this amended and restated version of the Plan as specified in Section 3 above.

10.    Change in Control.

Notwithstanding anything in the Plan to the contrary, with respect to any Award made under this Plan, no acceleration of exercisability, vesting or lapsing shall occur on a Change in Control except to the extent, if any, provided in the specific Award Agreement or as otherwise determined by the Committee or the Board. Notwithstanding anything in the Plan to the contrary, upon the occurrence of a Change in Control, the Company or other person effecting the Change in Control, in his, her, or its discretion, deliver to the holder of an Award the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or, in the case of Options, the Board may cancel all outstanding Options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the higher of (a) the Fair Market Value of those shares of Stock or other securities the holder of such Option would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price therefor, and (b) the Fair Market Value of those shares of Stock or other securities the holder of the Option would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made immediately following such sale, conveyance or Change in Control, less the exercise price therefor.

Upon dissolution or liquidation of the Company, all Options and other Awards granted under this Plan shall terminate, but each holder of an Option shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

11.    Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Stock covered by or relating to any Award until the date of issuance of such shares of Stock. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights prior to the date such shares of Stock are issued.

12.    No Special Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of Employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant.

No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

13.    Securities Matters.

(a)
The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Stock pursuant to the Plan or record the Stock in book entry form unless and until the Company is advised by its counsel that the issuance and delivery of such certificates or their notation in book entry form is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof or the notation of such shares of Stock in book entry form, that the recipient of such shares of Stock make such agreements and representations, and that such certificates or book entry bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Stock is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Stock hereunder in order to allow the issuance of such Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.    Withholding Taxes.

With respect to an Award granted pursuant to this Plan, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company or a Subsidiary, as applicable, withhold from delivery shares of Stock having a value equal to the amount of tax to be withheld. Such shares of Stock shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. In no event will the Fair Market Value of the shares of Stock to be withheld and delivered pursuant to this Section 14 to satisfy applicable withholding taxes in connection with the benefit received exceed the maximum amount of taxes required to be withheld. Fractional shares of Stock amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Stock to be delivered pursuant to an Award.

15.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

16.    Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Participant shall notify the Company of any disposition of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

17.    Amendment or Termination of the Plan.

(a)    The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if an amendment to the Plan would (i) materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of shares which may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of NASDAQ or, if Stock is not traded on NASDAQ, the principal national securities exchange upon which the Stock is traded or quoted. Awards may be granted under the Plan prior to the receipt of such approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

(b)    The Board will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option to reduce its exercise price. Furthermore, no Option will be cancelled and replaced with awards having a lower exercise price, or cancelled in exchange for cash or other awards, without further approval of the stockholders of the Company. This Section 17(b) is intended to prohibit the repricing of “underwater” Options and will not be construed to prohibit the adjustments provided for in Section 3 of this Plan and any payments made in connection with a Change in Control contemplated in Section 10 of this Plan.

18.    Transfers Upon Death; Nonassignability.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. In no event shall any outstanding Award under this Plan be transferred for value.

During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (i) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status, or (ii) such Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the award to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

19.    Clawback Policy.

Any Agreement may provide for an Award to be subject to any clawback policy of the Company that may be in effect from time to time or is required under any applicable law or rules and regulations of the national securities exchange or national securities association on which shares of Stock may be traded.

20.    Failure to Comply.

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

21.    Effective Date and Term of Plan.

The Plan became effective on the Effective Date and, unless earlier terminated by the Board, the right to grant Awards under the Plan will terminate on April 22, 2023. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

22.    Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

23.    Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by any award until the date of the issuance of such shares of Stock.

24.    Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

25.    Beneficiary.

The Committee may provide that, to the extent acceptable under applicable law, a Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

26.    Interpretation.

The Plan is designed and intended to comply with Rule l6b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

27.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

28.    Compliance with Section 409A of the Code.

(a)    To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)    Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c)    If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the first month after such six-month period.

(d)    Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

29.    Non-U.S. Participants.

In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by, or provide services to, the Company or any Subsidiary outside of the United States of America or who provide services to the Company or a Subsidiary under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan (including, without limitation, sub-plans) as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

30.    Contrary to Law.

No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

31.    Leave of Absence.

Absence on leave approved by a duly authorized representative of the Company or any Subsidiary shall not be considered an interruption or termination of service of any employee for any purpose of this Plan or Awards granted hereunder unless otherwise (a) set forth in any applicable leave of absence policy or program of the Company or any Subsidiary or (b) agreed to by the employee as a condition to the leave of absence.

32.    Successors and Assigns.

All obligations of the Company under the Plan and with respect to Awards will be binding on any assign or successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company, and references to the “Company” in the Plan and in any Agreement will be deemed to refer to such assigns or successors.

12018.1 1/26/2005 12:12:48 PM